NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Jun. 26, 2013
Disclosure Nature Of Operations And Summary Of Significant Accounting Policies Narrative [Abstract]
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a) Nature of Operations
We are principally engaged in the ownership, operation, development, and franchising of the Chili’s Grill & Bar (“Chili’s”) and Maggiano’s Little Italy (“Maggiano’s”) restaurant brands. At June 26, 2013, we owned, operated, or franchised 1,591 restaurants in the United States and 32 countries and two territories outside of the United States.
(b) Basis of Presentation
Our consolidated financial statements include the accounts of Brinker International, Inc. and our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.
We have a 52/53 week fiscal year ending on the last Wednesday in June. Fiscal years 2013, 2012, and 2011 which ended on June 26, 2013, June 27, 2012, and June 29, 2011, respectively, each contained 52 weeks.
Beginning in fiscal 2013, revenues are presented in two separate captions on the consolidated statements of income to provide more clarity around company-owned restaurant revenue and operating expense trends. Company sales includes revenues generated by the operation of company-owned restaurants and gift card redemptions. Franchise and other revenues includes royalties, development fees, franchise fees, Maggiano's banquet service charge income and certain gift card activity (breakage and discounts). Prior year revenue amounts have been reclassified to conform to the fiscal 2013 presentation. These reclassifications have no effect on total revenue or net income previously reported. Certain other prior year balances in the accompanying consolidated balance sheets have been reclassified to conform with fiscal 2013 presentation. These reclassifications have no effect on our net income as previously reported and an immaterial impact on our prior year consolidated balance sheets.
We report certain labor and related expenses in a separate caption on the consolidated statements of income titled restaurant labor. Restaurant labor includes all compensation-related expenses, including benefits and incentive compensation, for restaurant team members at the general manager level and below. Labor-related expenses attributable to multi-restaurant (or above-restaurant) supervision is included in restaurant expenses.
(c) Use of Estimates
The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and costs and expenses during the reporting period. Actual results could differ from those estimates.
(d) Revenue Recognition
We record revenue from the sale of food, beverages and alcohol as products are sold. Initial fees received from a franchisee to establish a new franchise are recognized as income when we have performed our obligations required to assist the franchisee in opening a new franchise restaurant, which is generally upon the opening of such restaurant. Fees received for development arrangements are recognized as income upon payment of the fees. Continuing royalties, which are a percentage of net sales of franchised restaurants, are accrued as income when earned.
Proceeds from the sale of gift cards are recorded as deferred revenue and recognized as revenue when the gift card is redeemed by the holder. Breakage income represents the value associated with the portion of gift cards sold that will most likely never be redeemed. Based on our historical gift card redemption patterns and considering our gift cards have no expiration dates or dormancy fees, we can reasonably estimate the amount of gift cards for which redemption is remote and record breakage income based on this estimate. We recognize breakage income within franchise and other revenues in the consolidated statements of income. We update our estimate of our breakage rate periodically and, if necessary, adjust the deferred revenue balance accordingly.

(e) Fair Value Measurements
Fair value is defined as the price that we would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants on the measurement date. In determining fair value, the accounting standards establish a three level hierarchy for inputs used in measuring fair value, as follows:

•	Level 1—inputs are quoted prices in active markets for identical assets or liabilities.

•	Level 2—inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities.

•	Level 3—inputs are unobservable and reflect our own assumptions.
(f) Cash and Cash Equivalents
Our policy is to invest cash in excess of operating requirements in income-producing investments. Income-producing investments with original maturities of three months or less are reflected as cash equivalents.
(g) Accounts Receivable
Accounts receivable, net of the allowance for doubtful accounts, represents their estimated net realizable value. Provisions for doubtful accounts are recorded based on management’s judgment regarding our ability to collect as well as the age of the receivables. Accounts receivable are written off when they are deemed uncollectible.
(h) Inventories
Inventories consist of food, beverages and supplies. During fiscal 2013, we completed the implementation of a new restaurant information system for all company-owned Chili’s restaurants and began the implementation process for all Maggiano's restaurants. Inventories located at the converted restaurants are valued using the first-in, first-out or “FIFO” method. All other inventories are stated at the lower of cost (weighted average cost method) or market. The change in inventory valuation methods did not have a material impact on our financial statements.
(i) Property and Equipment
Property and equipment is stated at cost. Buildings and leasehold improvements are depreciated using the straight-line method over the lesser of the life of the lease, including renewal options, or the estimated useful lives of the assets, which range from 5 to 20 years. Furniture and equipment are depreciated using the straight-line method over the estimated useful lives of the assets, which range from 3 to 10 years. Routine repair and maintenance costs are expensed when incurred. Major replacements and improvements are capitalized.
We review the carrying amount of property and equipment semi-annually or when events or circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. We determine fair value based on projected discounted future operating cash flows of the restaurants over their remaining service life using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model. Impairment charges are included in other gains and charges in the consolidated statements of income.
(j) Operating Leases
Rent expense for leases that contain scheduled rent increases is recognized on a straight-line basis over the lease term, including cancelable option periods where failure to exercise such options would result in an economic penalty such that the renewal appears reasonably assured. The straight-line rent calculation and rent expense includes the rent holiday period, which is the period of time between taking control of a leased site and the rent commencement date. Contingent rents are generally amounts due as a result of sales in excess of amounts stipulated in certain restaurant leases and are included in rent expense as they are incurred. Landlord contributions are recorded when received as a deferred rent liability and amortized as a reduction of rent expense on a straight-line basis over the lesser of the lease term, including renewal options, or 20 years.
(k) Advertising
Advertising production costs are expensed in the period when the advertising first takes place. Other advertising costs are expensed as incurred. Advertising costs, net of advertising contributions from franchisees, were $82.8 million, $80.4 million and $80.2 million million in fiscal 2013, 2012, and 2011, respectively, and are included in restaurant expenses in the consolidated statements of income.
(l) Goodwill
Goodwill is not subject to amortization, but is tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill has been assigned to reporting units for purposes of impairment testing. Our two restaurant brands, Chili’s and Maggiano’s, are both reporting units and operating segments. We have established that the appropriate level to evaluate goodwill is at the operating segment level. The menu items, services offered and food preparation are virtually identical at each restaurant within the reporting unit and our targeted customer is consistent across each brand. We maintain a centralized purchasing department which manages all purchasing and distribution for our restaurants. In addition, contracts for our food supplies are negotiated at a consolidated level in order to secure the best prices and maintain similar quality across all of our brands. Local laws, regulations and other issues may result in slightly different legal and regulatory environments; however, the overall regulatory climate within and across our operating segments is quite similar. As such, we believe that aggregating components is appropriate for the evaluation of goodwill.
Goodwill impairment tests consist of a comparison of each reporting unit’s fair value with its carrying value. We determine fair value based on a combination of market based values and projected discounted future operating cash flows of the restaurant brands using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model. If the carrying value of a reporting unit exceeds its fair value, goodwill is written down to its implied fair value. We determined that there was no goodwill impairment during our annual test and no indicators of impairment were identified through the end of fiscal year 2013. See Note 5 for additional disclosures related to goodwill.
We have occasionally acquired restaurants from our franchisees. Goodwill from these acquisitions represents the excess of the cost of a business acquired over the net amounts assigned to assets acquired, including identifiable intangible assets, primarily reacquired franchise rights. In connection with the sale of restaurants, we have allocated goodwill from the reporting unit, or restaurant brand, to the disposal group in the determination of the gain or loss on the disposition. The allocation was based on the relative fair values of the disposal group and the portion of the reporting unit that was retained. We have recognized reacquired rights in connection with previous business combinations; however, we have not sold any restaurants acquired in those combinations. When we have disposed a restaurant brand and all related restaurants, the entire goodwill balance associated with the reporting unit or brand has been included in the disposal group for purposes of determining the gain or loss on the disposition.
(m) Liquor Licenses
The costs of obtaining non-transferable liquor licenses from local government agencies are expensed over the specified term of the license. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and included in other assets.
Liquor licenses are reviewed for impairment semi-annually or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. We determine fair value based on prices in the open market for licenses in same or similar jurisdictions. Impairment charges are included in other gains and charges in the consolidated statements of income.
(n) Sales Taxes
Sales taxes collected from guests are excluded from revenues. The obligation is included in accrued liabilities until the taxes are remitted to the appropriate taxing authorities.
(o) Self-Insurance Program
We utilize a paid loss self-insurance plan for health, general liability and workers’ compensation coverage. Predetermined loss limits have been arranged with insurance companies to limit our per occurrence cash outlay. Accrued and other liabilities include the estimated incurred but unreported costs to settle unpaid claims and estimated future claims.
(p) Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(q) Stock-Based Compensation
We measure and recognize compensation cost at fair value for all share-based payments, including stock options. We record compensation expense using a graded-vesting schedule over the vesting period, or to the date on which retirement eligibility is achieved, if shorter (non-substantive vesting period approach).
Certain employees are eligible to receive stock options, performance shares, restricted stock and restricted stock units, while non-employee members of the Board of Directors are eligible to receive stock options, restricted stock and restricted stock units. Performance shares represent a right to receive shares of common stock upon satisfaction of performance goals at the end of a three-year cycle. Performance shares are paid out in common stock and will be fully vested upon issuance. The fair value of performance shares is determined on the date of grant based on a Monte Carlo simulation model. The fair value of restricted stock and restricted stock units are based on our closing stock price on the date of grant.
Stock-based compensation expense totaled approximately $16.6 million, $13.5 million and $13.4 million for fiscal 2013, 2012 and 2011, respectively. The total income tax benefit recognized in the consolidated statements of income related to stock-based compensation expense was approximately $6.6 million, $5.1 million and $5.7 million during fiscal 2013, 2012 and 2011, respectively.
The weighted average fair values of option grants were $12.94, $9.35 and $7.20 during fiscal 2013, 2012 and 2011, respectively. The fair value of stock options is estimated using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2013	2012	2011
Expected volatility	53.4%	56.7%	55.6%
Risk-free interest rate	0.7%	0.9%	1.6%
Expected lives	5 years	5 years	5 years
Dividend yield	2.4%	2.6%	3.1%

Expected volatility and the expected life of stock options are based on historical experience. The risk-free rate is based on the yield of a Treasury Note with a term equal to the expected life of the stock options.
(r) Preferred Stock
Our Board of Directors is authorized to provide for the issuance of 1.0 million preferred shares with a par value of $1.00 per share, in one or more series, and to fix the voting rights, liquidation preferences, dividend rates, conversion rights, redemption rights, and terms, including sinking fund provisions, and certain other rights and preferences. As of June 26, 2013, no preferred shares were issued.
(s) Shareholders’ Equity
In August 2012, our Board of Directors authorized a $500.0 million increase to our existing share repurchase program resulting in total authorizations of $3,385.0 million. We repurchased approximately 9.3 million shares of our common stock for $333.4 million during fiscal 2013. As of June 26, 2013, approximately $333 million was available under our share repurchase authorizations. Our stock repurchase plan has been and will be used to return capital to shareholders and to minimize the dilutive impact of stock options and other share-based awards. We evaluate potential share repurchases under our plan based on several factors, including our cash position, share price, operational liquidity, proceeds from divestitures, borrowings and planned investment and financing needs. Repurchased common stock is reflected as a reduction of shareholders’ equity. During fiscal 2013, approximately 1.8 million stock options were exercised resulting in cash proceeds of $41.2 million.
We paid dividends of $56.3 million to common stock shareholders during fiscal 2013, compared to $50.1 million in the prior year. Additionally, we declared a quarterly dividend of $13.5 million, or $0.20 per share, in June 2013 which was paid on June 27, 2013.
(t) Comprehensive Income
Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Fiscal 2013, 2012 and 2011 comprehensive income consists of net income.
(u) Net Income Per Share
Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the calculation of diluted net income per share, the basic weighted average number of shares is increased by the dilutive effect of stock options and restricted share awards, determined using the treasury stock method. We had approximately 193,000 stock options and restricted share awards outstanding at June 26, 2013, 287,000 stock options and restricted share awards outstanding at June 27, 2012, and 1.7 million stock options and restricted share awards outstanding at June 29, 2011 that were not included in the dilutive earnings per share calculation because the effect would have been antidilutive.
(v) Segment Reporting
Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Two or more operating segments may be aggregated into a single operating segment if they have similar economic characteristics and are similar in the following areas:

•	The nature of products and services

•	Nature of production processes

•	Type or class of customer

•	Methods used to distribute products or provide services

•	The nature of the regulatory environment, if applicable
Our two brands have similar types of products, contracts, customers and employees and all operate as full-service restaurants offering lunch and dinner in the casual-dining segment of the industry. In addition, we have similar long-term average margins across our brands. Therefore, we believe we meet the criteria for aggregating operating segments into a single reporting segment.